AGREEMENT AND PLAN OF MERGER
                            BETWEEN
                         NAVIDEC, INC.
                              AND
                       TOUCHSOURCE, INC.


     This Agreement and Plan of Merger is entered into effective as of the 30th day of June, 1997, between Navidec, Inc., a Colorado corporation ("Navidec"); TouchSource, Inc., a Colorado corporation ("TouchSource"); and all of the shareholders of TouchSource listed on the signature page (the "Shareholders").

                            RECITALS

      A. The Common Stock of Navidec is listed on the Nasdaq SmallCap Market and Navidec is engaged in the distribution of computer equipment and internet/intranet solutions.

      B. TouchSource, a privately owned company, is engaged in the distribution of touch screen hardware and software including Kiosks.

      C. The Boards of Directors of Navidec and TouchSource believe it to be in the best interest of each respective corporation and each corporation's respective Shareholders that Navidec acquire all of the issued and outstanding shares of TouchSource and in furtherance thereof, have approved this merger subject to the terms and conditions of this Agreement whereby TouchSource will be merged with and into Navidec and Navidec shall be the surviving entity.

      D. Pursuant to the merger, among other things, all the outstanding shares of Common Stock of TouchSource, $.01 par value per share (the "TouchSource Stock"), will be converted into an aggregate of 207,000 shares of Navidec no par value Common Stock.

     In order to consummate this Plan of Merger, the parties hereto, in consideration of the mutual agreements and on the basis of the representations and warranties hereinafter set forth, do hereby agree as follows:

          [Remainder of page intentionally left blank]



                            ARTICLE 1

                            THE MERGER

Section 1.1 The Merger. TouchSource shall be merged with and into Navidec (the "Merger"), and Navidec shall be the surviving corporation (the "Surviving Corporation") effective upon the date when Articles of Merger are filed with the Secretary of State of Colorado (the "Effective Date").

Section 1.2 Succession. On the Effective Date, Navidec shall continue its corporate existence under the laws of the State of Colorado, and the separate existence and corporate organization of TouchSource, except insofar as it may be continued by operation of law, shall be terminated and cease.

Section 1.3 Transfer of Assets and Liabilities. On the Effective Date retroactive to June 30, 1997, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgments as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Section 1.4 Manner of Accomplishing Merger. The Merger shall be accomplished by way of the exchange of 100% (207,000 shares) of the issued and outstanding shares of TouchSource for common stock of Navidec, at the ratio of one share of Navidec for each one share of TouchSource outstanding on the Effective Date of the Merger (1 for 1). The transfer agent will automatically be instructed to issue new certificates of Navidec, based on the above ratio, to each of the Shareholders, at the address listed in the register of TouchSource. No fractional shares will be issued, but each fractional share will be rounded up to the next share and a certificate for Navidec will be issued to each record holder of TouchSource accordingly. The exchange will be accomplished pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

                            ARTICLE 2

                             CLOSING

     Subject to the terms and conditions hereof, the Closing shall be held at the offices of Cohen Brame & Smith Professional Corporation in Denver, Colorado at 10:00 a.m., on or before July 30, 1997 ("Closing Date"). At the Closing and on the Closing Date the Shareholders of TouchSource shall receive in exchange for their shares of TouchSource Common Stock the consideration described in Section 1 as set forth in Schedule 2 attached hereto.

                            ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties by TouchSource. Except as set forth on the TouchSource Schedule of Exceptions attached hereto as Schedule 3.1, TouchSource represents and warrants to Navidec, as a material inducement to Navidec to execute and perform its obligations under this Agreement, as follows:

      (1) Organization and Standing of TouchSource. TouchSource is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. TouchSource has no subsidiaries and, further, has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business.

      (2)(a) Capitalization and Indebtedness for Borrowed Moneys. TouchSource is duly and lawfully authorized by its Articles of Incorporation to issue 50,000,000 shares of TouchSource Common Stock, of which 207,000 shares of Common Stock are validly issued and outstanding on the date of this Agreement. TouchSource has no shares of treasury stock. All of the outstanding shares of TouchSource's Common have been duly authorized, validly issued, are fully paid and nonassessable.

      (b) TouchSource is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the TouchSource Financial Statements (as defined in Section 3.1(5)).

      (c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which TouchSource is or may be obligated to issue or purchase shares of its capital stock.

      (3) Ownership of TouchSource's Common Stock. To the best of TouchSource's knowledge after inquiry, (i) the shares of its Common Stock of TouchSource are held by the persons set forth in Schedule 2 of this Agreement, free and clear of all liens, claims, encumbrances, and restrictions of every kind; and (ii) Schedule 2 of this Agreement contains a complete and accurate list of all of the Shareholders of TouchSource and the shares of its Common Stock held by each.

      (4) TouchSource's Authority. The execution, delivery, and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of TouchSource enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation and any amendments thereto, Bylaws and any amendments thereto, minutes or share certificates of TouchSource, or of any contract to which TouchSource is a party or otherwise bound, prevents the Shareholders from delivering good title to their shares of such capital stock in the manner contemplated hereunder.

      (5) Financial Statements. TouchSource has furnished Navidec with its unaudited balance sheet as of June 30, 1997 and its statements of operations and stockholders' equity for the period then ended (the "TouchSource Financial Statements"). All of the TouchSource Financial Statements present fairly the financial position of TouchSource as of the respective dates, and the results of its operations for the respective periods therein specified.

      (6) Present Status. Other than as described herein or in the Schedules attached hereto, TouchSource has not, since June 30, 1997:

      (a) Incurred any material obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which materially adversely affects the business or prospects of TouchSource;

      (b) Discharged or satisfied any material liens or encumbrances, or paid any material obligation or liability, absolute, accrued, contingent, or otherwise and whether due or to become due, other than (i) current liabilities shown on the TouchSource Financial Statements and current liabilities incurred since the close of business on the date of the TouchSource Financial Statements, in each case, in the ordinary course of business and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorney fees and costs);

      (c) Declared or made any payment or distribution to its stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Common Stock or other securities;

      (d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

      (e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled any debt or claim;

      (f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, licenses, business, or prospects of TouchSource, or waived any rights of material value;

      (g) Except with respect to this Agreement, entered into any material transaction other than in the ordinary course of business;

      (7) Litigation. Except as disclosed in Schedule 3.1, there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against TouchSource which would materially affect it, its properties, assets, or business; and TouchSource is not aware of any facts which to its knowledge might result in any action, suit, arbitration, or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of TouchSource or its properties or assets. TouchSource is not in default with respect to any judgment, order, or decree of any court or any government agency or instrumentality.

      (8) Compliance With the Law and other Instruments. To the best of TouchSource's knowledge, the business operation of TouchSource has been and is being conducted in material compliance with all applicable laws, rules, and regulations of all authorities the violation of which would have a material adverse effect on TouchSource or its business. TouchSource is not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any license, lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of TouchSource, or prevents consummation of the exchange of securities contemplated by this Agreement.

      (9) Title to Properties and Assets. TouchSource has good and marketable title to all its properties and assets, including without limitation those reflected in the TouchSource Financial Statements and those used or located on property controlled by TouchSource in its business (except assets sold or abandoned in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in the TouchSource Financial Statements as securing specified liabilities; or (b) do not materially adversely affect the use thereof.

      (10) Creditor's Arrangements. TouchSource has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against TouchSource.

      (11) Contracts and Other Obligations. Except with respect to this transaction, TouchSource is not a party to, or otherwise bound by, any written or oral contract or agreement not made in the ordinary course of business.

      (12) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of TouchSource are complete and correct, and there have been no transactions involving the business of TouchSource which properly should have been set forth in said respective books, other than those set forth therein.

      (13) Brokers or Finders. All negotiations on the part of TouchSource relative to this Agreement and the transactions contemplated hereby have been carried on by TouchSource without the intervention of any person or as the result of any act of TouchSource in such manner as to give rise to any valid claim against TouchSource or Navidec for a brokerage commission, finder's fee, or other like payment.

      (14) Absence of Certain Changes or Events. Since December 31, 1996 there has not been any material adverse change in, or event or condition materially and adversely affecting, the condition (financial or otherwise), properties, assets, liabilities, or the business of TouchSource.

      (15) Taxes. TouchSource has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by TouchSource up to the date hereof. All of the foregoing returns are true and correct in all material respects and TouchSource has paid all taxes, interest and penalties shown on such returns or reports as being due. TouchSource has paid or made adequate provision in the TouchSource Financial Statements or its books and records for all taxes payable in respect of all periods ending on or before the date hereof. TouchSource has no material liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the date hereof in the ordinary course of business and which are properly accrued on the books of TouchSource.

      (16) Environmental Matters. There are no actions, proceedings or investigations pending or, to the actual knowledge of TouchSource, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by TouchSource with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To the actual knowledge of
TouchSource: (i) there is no reasonable basis for the institution of any action, proceeding or investigation against TouchSource under any Environmental Law; (ii) TouchSource is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (iii) TouchSource is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body; (iv) TouchSource is in compliance with all applicable Environmental Laws; and (v) no real property used, owned, managed or controlled by TouchSource contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (a) violates any Environmental Law, or (b) otherwise would pose any significant health or safety risk unless remedial measures were taken. For purposes of this Agreement, "Environmental Laws" shall mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency, or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

Section 3.2 Representations and Warranties by Navidec. Except as set forth on Navidec Schedule of Exceptions attached hereto as Schedule 3.2, Navidec represents and warrants to TouchSource, as a material inducement to TouchSource to execute and perform its obligations under this Agreement, as follows:

      (1) Organization and Standing of Navidec. Navidec is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. Navidec has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business.

      (2)(a) Capitalization and Indebtedness for Borrowed Moneys. Navidec is duly and lawfully authorized by its Articles of Incorporation, as amended, to issue 20,000,000 shares of Common Stock, no par value per share (the "Navidec Common Stock"), of which 2,804,721 shares are issued and outstanding as of the date hereof. Navidec has no treasury stock and no other authorized series or class of stock. Additionally, there are warrants and options outstanding to purchase 1,449,126 shares of Navidec's Common Stock. All the outstanding shares of Navidec Common Stock have been duly authorized, validly issued, are fully paid and nonassessable, and free of preemptive rights.

      (b) Navidec is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the financial statements described in subparagraph (4), below.

      (3) Navidec's Authority. The execution, delivery, and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of Navidec enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation and any amendments thereto, Bylaws and any amendments thereto, minutes or share certificates of Navidec, or of any contract to which Navidec is a party or otherwise bound, prevents Navidec from delivering good title to its shares of such capital stock in the manner contemplated hereunder.

      (4) Financial Statements. Navidec has furnished to TouchSource its audited balance sheet as of December 31, 1996 and its statements of operations, stockholders' equity and cash flows for the year then ended, and its unaudited balance sheet as of March 31, 1997 and its statements of operations and cash flows for the three months then ended (collectively, the "Navidec Financial Statements"). All of Navidec Financial Statements present fairly the financial position of Navidec as of the respective dates, and the results of its operations for the respective periods therein specified, Navidec Financial Statements were prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods, and the audited Navidec Financial Statements were audited in accordance with generally accepted auditing standards.

      (5)  Present Status.  Navidec has not, since March 31, 1997:

      (a) Incurred any obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which adversely affects the business or prospects of Navidec;

      (b) Discharged or satisfied any liens or encumbrances, or paid any obligation or liability, absolute, accrued, contingent, or otherwise and whether due or to become due, other than current liabilities shown on the Navidec Financial Statements and current liabilities incurred since the close of business on the date of the Navidec Financial Statements, in each case, in the ordinary course of business;

      (c) Declared or made any payment or distribution to its stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Common Stock or other securities;

      (d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

      (e) Sold or transferred any of its assets, or canceled any debt or claim;

      (f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, business, or prospects of Navidec, or waived any rights of substantial value;

      (g) Except with respect to this Agreement, entered into any transaction other than in the ordinary course of business;

      (6) Litigation. Except as disclosed in the Navidec Financial Statements or in Schedule 3.2, there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against Navidec which would affect it, its properties, assets, or business; and Navidec is not aware of any facts which to its knowledge might result in any action, suit, arbitration, or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of Navidec or its properties or assets. Navidec is not in default with respect to any judgment, order, or decree, of any court or any government agency or instrumentality, unless or except as set forth in the Navidec Financial Statements.

      (7) Compliance With the Law and Other Instruments. To the best of Navidec's knowledge, the business operation of Navidec has been and is being conducted in accordance with all applicable laws, rules, and regulations of all authorities the violation of which would have a material adverse effect on Navidec or its business. Navidec is not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of Navidec, or which would prohibit Navidec from entering into this Agreement or prevent consummation of the exchange of securities contemplated by this Agreement.

      (8) Title to Properties and Assets. Navidec has good and marketable title to all its properties and assets, including without limitation those reflected in the Navidec Financial Statements and those used or located on property controlled by Navidec in its business (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in the Navidec Financial Statements as securing specified liabilities; or (b) do not materially adversely affect the use thereof.

      (9) Contracts and Other Obligations. Navidec is not a party to or otherwise bound by, any written or oral:

      (a)  Contract or agreement not made in the ordinary course of business;

      (b)  Contract with any labor union;

      (c) Bonus, pension, profit-sharing, retirement, share purchase, stock option, hospitalization, or similar plan providing employee benefits, except its Stock Option Plan currently being developed and except as disclosed in its filings with the Securities and Exchange Commission; and

      (d) Deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or properties of Navidec are subjected to a lien, encumbrance, charge, or other restriction.

Navidec has in all material respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangements to which it is a party or by which it is otherwise bound. To the best of Navidec's knowledge, all parties with whom Navidec has contractual arrangements are in compliance therewith and are not in default thereunder.

      (10) Creditors Arrangements. Navidec has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against Navidec.

      (11) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of Navidec are complete and correct, and there have been no transactions involving the business of Navidec which properly should have been set forth in said respective books, other than those set forth therein.

      (12) Absence of Certain Changes or Events. Since March 31, 1997, there has not been any material adverse change in, or event or condition materially and adversely affecting, the condition (financial or otherwise), properties, assets, liabilities or, to the knowledge of Navidec, the business or prospects of Navidec.

      (13) Taxes. Navidec has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by Navidec up to the date hereof. All of the foregoing returns are true and correct in all material respects and Navidec has paid all taxes, interest and penalties shown on such returns or reports as being due. Navidec has no liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the date hereof in the ordinary course of business and which are properly accrued on the books of Navidec.

      (14) Environmental Matters. There are no actions, proceedings or investigations pending or, to the actual knowledge of Navidec, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Navidec with CERCLA or any other Environmental Laws. To the actual knowledge of Navidec: (i) there is no reasonable basis for the institution of any action, proceeding or investigation against Navidec under any Environmental Law; (ii) Navidec is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (iii) Navidec is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body;
(iv) Navidec is in compliance with all applicable Environmental Laws; and (v) no real property used, owned, managed or controlled by Navidec contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (a) violates any Environmental Law, or (b) otherwise would pose any significant health or safety risk unless remedial measures were taken.

      (15) SEC Filings. Navidec has filed with the SEC all reports and other documents required to be filed by Navidec pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the applicable rules and regulations thereunder. As of their respective dates, each of such reports and other documents complied in all material respects with the requirements of the 1934 Act and the applicable rules and regulations thereunder, and such reports and other documents contained, as of their respective dates, no untrue statements of any material facts nor omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 3.3. Representation and Warranties of Shareholders. Except as set forth on Schedule 3.3, the Shareholders represent and warrant to Navidec as a material inducement to Navidec to execute and perform its obligations under this agreement, as follows:

     All of the shares of Common Stock of TouchSource owned by the Shareholders to be tendered at the closing are fully paid, duly issued and are owned by the Shareholders listed in Schedule 2 of this agreement free and clear of all liens, claims, encumbrances and restrictions of every kind and said shares may be freely transferred and assigned to Navidec without the consent or lien of any third party and without violating any agreement and without being subject to any claim of any nature on behalf of any third party whatsoever.

                            ARTICLE 4

                 ACTIONS AND OBLIGATIONS OF THE
               ACQUIROR AND TOUCHSOURCE BEFORE AND
           AFTER THE CLOSING AND SECURITIES ACT MATTERS

Section 4.1 Actions of TouchSource Pending Closing. TouchSource covenants with Navidec that from the date hereof to and including the Closing Date:

      (1) Correct as of Closing. Each representation and warranty of TouchSource set forth in Paragraph 3.1 of this Agreement shall be true and correct on and as of the Closing Date.

      (2)  Operations.  TouchSource will:

      (a) Conduct its affairs and business only in the ordinary course of business;

      (b) Not create or incur any material liabilities other than current liabilities incurred in the ordinary course of business;

      (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind which is not otherwise disclosed in this Agreement;

      (d) Not make any capital expenditures, or capital additions or betterment, except as may be involved in ordinary repairs, maintenance, and replacement;

      (e) Except with regard to completion of the terms of this Agreement, enter into any contract or commitment, except in the ordinary course of business, pursuant to which it will be obligated to expend, or entitled to receive, in excess of $10,000 annually;

      (f) Maintain its assets and properties in good condition and repair (taking into account their usage by TouchSource), and not sell, or otherwise dispose of, any of its material assets or properties, except sales out of inventory or abandonments in the ordinary course of business;

      (g) Not declare or pay any dividend on, or make any other distribution upon, or purchase, retire, or redeem, any shares of its Common Stock or set aside any funds for any such purpose;

      (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its Common Stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation, or any interest in any business enterprise;

      (i)  Not amend its Articles of Incorporation or Bylaws;

      (j) Except for a $25,000 bonus payable to Michael Franklin declared on June 30, 1997, not pay, or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it at December 31, 1996 to any officer, director, agent, consultant, or employee;

      (k) Not discharge or satisfy any material lien, charge, or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on the TouchSource Financial Statements dated December 31, 1996, or current liabilities incurred since said date in the ordinary course of business, and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees, accounting fees, and costs);

      (l) Except with respect to this transaction, not merge or consolidate, or obligate itself to do so, with, or into any other entity;

      (m) Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein;

      (n) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body; and

      (3) Access to Records. TouchSource will afford Navidec, its representatives, counsel, agents, and employees, at all reasonable times, and in a manner and under circumstances which will not cause unreasonable interference with the operation of TouchSource's business, access to all of the properties of TouchSource, and its books, files, records, insurance policies, and other corporate books and records, for the purpose of audit, inspection, and examination thereof, and will do, and cause TouchSource to do, everything reasonably necessary to enable Navidec to make a complete examination of the assets and properties of TouchSource, and the condition thereof. No such examination, however, shall constitute a waiver or relinquishment, on the part of Navidec, of its right to rely upon the covenants, representations, and warranties made by TouchSource and the Shareholders in the provisions of this Agreement.

      (4) Consultation. TouchSource will use its reasonable best efforts to keep Navidec materially apprized with respect to the operation and conduct of TouchSource's business prior to the Closing Date.

Section 4.2 Actions of Navidec Pending Closing. Navidec covenants with TouchSource that from the date hereof to and including the Closing Date:

      (1) Correct as of Closing. Each representation and warranty of Navidec set forth in Paragraph 3.2 of this Agreement shall be true and correct on and as of the Closing Date.

      (2)  Operations.  Navidec will:

      (a) Conduct its affairs and business only in the ordinary course of business;

      (b) Not create or incur any liabilities other than current liabilities incurred in the ordinary course of business;

      (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind;

      (d) Not make or become a party to any contract or commitment, or renew, extend, amend, or modify any contract or commitment, except in the ordinary course of business, except agreements related to the consummation of this Agreement;

      (e) Not make any capital expenditures or capital additions or betterment except as may be involved in ordinary repairs, maintenance, and replacement;

      (f) Except with regard to completion of the terms of this Agreement, not enter into any contract or commitment, except in the ordinary course of business, pursuant to which it will be obligated to expend, or entitled to receive, in excess of $100,000 in amount;

      (g) Not declare or pay any dividend on or make any other distribution upon, or purchase, retire or redeem, any shares of its Common Stock, or set aside any funds for any such purpose;

      (h) Except as necessary to accomplish the transactions contemplated herein, not amend its Articles of Incorporation or Bylaws;

      (i) Not discharge or satisfy any lien, charge or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on the Navidec Financial Statements dated March 31, 1997 or current liabilities incurred since said date in the ordinary course of business and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees, accounting fees, and costs);

      (j) Use reasonable commercial efforts to preserve its business organization intact;

      (k) Use reasonable commercial efforts to preserve the goodwill of its suppliers, customers, and those having business relations with it;

      (l) Not enter into any transactions or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein; and

      (m) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body.

      (3) Access to Records. Navidec will afford TouchSource, its representatives, counsel, agents, and employees, at all reasonable times and in a manner and under circumstances which will not cause unreasonable interference with the operation of Navidec's business, access to all of the properties of Navidec and its books, files, records, insurance policies, and other corporate books and records, for the purpose of audit, inspection, and examination thereof, and will do, and cause Navidec to do, everything reasonable necessary to enable TouchSource and the Shareholders to make a complete examination of the assets and properties of Navidec and the condition thereof. No such examination, however, shall constitute a waiver or relinquishment on the part of TouchSource and the Shareholders of their right to rely upon the covenants, representations, and warranties made by Navidec in the provisions of this Agreement.

      (4) Consultation. Navidec will endeavor to keep TouchSource apprized with respect to the operation and conduct of Navidec's business prior to the Closing Date.

Section 4.3  Undertakings of Navidec and TouchSource.

     (1) Navidec and TouchSource each will hold, and will cause its respective officers, directors, employees, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the parties furnished to any other party in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by the disclosing party; (ii) in the public domain; or (iii) later lawfully acquired by the closing party from sources other than as a result of the transactions contemplated herein; provided that each party may disclose such information to its officers, directors, employees, consultants, advisors and TouchSource Shareholders and agents in connection with the transactions contemplated by this Agreement, so long as such persons are informed of the confidential nature of such information and are directed to treat such information confidentially in accordance herewith. Each party's obligation to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. Subject to the foregoing and Section 4.3(2) below, each party shall keep confidential the terms of this Agreement and of the transactions contemplated hereby except to the extent such information is legally required to be disclosed. If this Agreement is terminated, such confidence shall be maintained and each party will, and will use its best efforts to cause its officers, directors, employees, consultants, advisors and agents to, destroy or deliver to each other party, upon request, all documents and other materials, and all copies thereof, obtained by such party in connection with this Agreement, that are subject to such confidence. The parties obligations under this Section 4.3(1) shall terminate on the Closing Date.

      (2) No press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby shall be made by Navidec or TouchSource unless the other parties shall have provided its consent to the form and substance thereof; provided, however, that nothing herein shall be deemed to prohibit any party hereto from making any disclosure which its counsel deems necessary or advisable in order to fulfill such party's disclosure obligations imposed by law.

      (3) Each party shall provide the others with adequate opportunity to conduct such reviews and examinations of the business, properties and conditions (financial and otherwise) of the others as each party shall deem prudent, provided that such investigations shall not interfere unreasonably with the normal operations of the party being reviewed.

      (4) The Navidec Common Stock to be issued to the Shareholders pursuant to this Agreement will not be registered under the 1933 Act in reliance on the exemption from registration set forth in Section 4(2) thereof and accordingly will be issued with a restrictive legend. The Shareholders represent and warrant by their respective signatures hereto that each (i) is receiving the Navidec Common Stock for investment purposes and not with a view toward further distributions; (ii) has been provided access to all material information with respect to Navidec necessary to make an informed decision concerning acquisition of the Navidec Common Stock; and (iii) has such experience and sophistication that he/she is capable of evaluating the merits and risks of an investment in the Navidec Common Stock.

                            ARTICLE 5

                       CONDITIONS PRECEDENT

Section 5.1 Conditions Precedent to Obligations of TouchSource. Except as may be waived in writing by TouchSource, all of the obligations of TouchSource under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

      (1) Nasdaq Listing. Navidec shall have maintained its listing on the Nasdaq SmallCap Market.

      (2) SEC Reports Current. Navidec shall be current with respect to its reporting obligations with the U.S. Securities Exchange Commission.

      (3) Representations and Warranties True. The representations and warranties of Navidec in Section 3.2 hereof shall be true and correct in all material respects as of the Closing Date, subject to any changes contemplated by this Agreement.

      (4) Directors' Approval. Consummation of the transactions contemplated herein shall have been approved by the Board of Directors of Navidec at special meetings of the Board of Directors to be held for the purpose of obtaining such approvals or by unanimous written consent.

      (5) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained by Navidec in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

      (6) Compliance with Agreements. Navidec shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

      (7) No Contracts Terminated. Navidec shall not have had any contract or contracts, which in the aggregate would materially affect its business, terminated prior to the Closing Date.

      (8) No Damage to Assets. At the Closing Date the machinery, equipment, inventory, or other tangible property of Navidec shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of Navidec (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of Navidec. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this paragraph if the book value of such properties and assets so lost or damaged exceeds five percent (5%) in book value of all such tangible properties and assets.

      (9) Certificate of Officers. Navidec shall have delivered to TouchSource a certificate dated the Closing Date, executed in its corporate name by, and verified by, the oath of its President certifying to the fulfillment of the conditions specified in this Section 5.1.

Section 5.2 Conditions Precedent to Obligations of Navidec. Except as may be waived in writing by Navidec, all of the obligations of Navidec under this Agreement are subject to fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

      (1) Representations and Warranties True. The representations and warranties of TouchSource in Section 3.1 hereof shall be true and correct as of the Closing Date, subject to any changes contemplated by this Agreement.

      (2) Shareholder and Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained, including the Shareholders of TouchSource in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

      (3) Compliance With Agreement. TouchSource shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by them prior to or on the Closing Date.

      (4) Certificate of Officers. TouchSource shall have delivered to Navidec a certificate, dated the Closing Date, executed in its corporate name by, and verified by, the oath of its President or any Vice President and its Secretary or an Assistant Secretary, certifying to the fulfillment of the conditions specified in this Section 5.2.

      (5) No Contracts Terminated. TouchSource shall not have had any contract or contracts, which in the aggregate would materially affect its business, terminated prior to the Closing Date.

      (6) No Damage to Assets. At the Closing Date the machinery, equipment, inventory, or other tangible property of TouchSource shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of TouchSource (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of TouchSource. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this paragraph if the book value of such properties and assets so lost or damaged exceeds five percent (5%) in book value of all such tangible properties and assets.

      (7) Employment Agreements. Michael Franklin shall be living on the date of the Closing, shall not be incapacitated so as to render him unavailable for employment by Navidec, and shall execute on or before the Closing an Employment Agreement in the form attached hereto as Schedule 5.2(7).

                            ARTICLE 6

                      POST CLOSING COVENANTS

Section 6.1 Reports Under Securities Exchange Act of 1934. With a view to making available to the Shareholders of TouchSource the benefits of Rule 144 and 145 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Shareholder to sell securities of Navidec to the public without registration, Navidec agrees to:

      (1) make and keep public information available, as those terms are understood and defined in Rule 144;

      (2) file with the SEC in a timely manner all reports and other documents required of Navidec under the Act and the 1934 Act; and

      (3) furnish to any Shareholder, so long as the Shareholder owns any Common Stock, forthwith upon request (i) a written statement by Navidec that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual report of Navidec and such other reports and documents so filed by Navidec, and (iii) such other information as may be reasonably requested in availing any Shareholder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

Section 6.2 Communication Line Upgrade. Navidec shall install a T-1 or other appropriate communication line upgrade into TouchSource's office in Lafayette, Colorado where TouchSource shall maintain their offices until they can conveniently be consolidated with those of Navidec. Michael Franklin shall be a third party beneficiary for the purposes of this Section 6.2.

Section 6.3 Payoff of TouchSource Line of Credit. Within 15 business days of closing, Navidec shall pay off TouchSource's line of credit Note payable to the Bank of Boulder in an amount not to exceed $35,000 including principal and interest. Michael Franklin shall be a third party beneficiary for the purposes of this Section 6.3.

Section 6.4 Access to TouchSource Books and Records. After the Closing and for a period of seven (7) years and sixty (60) days from April 15, 1998, Navidec shall afford each of the Shareholders, and their respective representatives, counsel or tax advisors, at all reasonable times, and in a manner and under circumstances which will not cause unreasonable interference with the operations of Navidec's business, access to any and all of the books, records and files of TouchSource attributable to accounting or tax reporting periods prior to the Effective Date (or for any period thereafter for which any Shareholder is required to report any income, gain, loss, deduction or credit related to such Shareholder's ownership interest in TouchSource under Subchapter S of the Internal Revenue Code of 1986, as amended, or similar provisions of Colorado law) in connection with any audit or assessment by any tax authority of either TouchSource or any Shareholder with respect to TouchSource's or such Shareholder's reporting of any item of income, gain, loss, deduction or credit with respect to TouchSource or its business. Each Shareholder shall have the right to make copies of any such books, records and files (or any portion thereof) at their own cost and expense. If necessary for proof or to comply with any service of process in connection with any challenge to such audit or assessment, Navidec agrees to make the originals of any such book, record or file available for such use, and Navidec agrees, at no cost to Shareholders, to maintain all such books, records and files in a place of safekeeping in a manner similar to that maintained for its own books, records and files. Further, Navidec agrees not to destroy any of such books, records or files until after the period of access set forth in this Section
6.4 shall have expired.

                            ARTICLE 7

      NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES:

All statements of fact contained herein, in any certificate or schedule delivered by or on behalf of TouchSource or Navidec pursuant to the terms hereof, shall be deemed representations and warranties made by TouchSource and Navidec, respectively, to each other under this Agreement. The representations and warranties of the parties shall not survive the Closing. In the event a party shall discover a breach of any warranty or representation by the other party (or parties) prior to the Closing, such party's only remedy with respect thereto shall be to terminate this Agreement in which case no party shall have any liability or obligation to any other party by reason of such termination. If a party shall discover any breach of any warranty or representation by the other party (or parties) after the Closing Date, such party shall not have any remedy or claim against the party who breached such warranty or representation unless such warranty and representation shall have survived the Closing or except as may be provided by applicable securities laws.

                            ARTICLE 8

                          MISCELLANEOUS

Section 8.1 Amendment. This Agreement may be amended or modified at any time and in all respects by an instrument in writing executed on behalf of each of the parties hereto.

Section 8.2 Assignment. Neither this Agreement nor any right created hereby shall be assignable by TouchSource (or their successors in interest) or Navidec without the prior written consent of the others, except by the laws of succession. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors, assigns, heirs, executors, administrators, or personal representations, any rights or remedies under or by reason of this Agreement.

Section 8.3 Notices. Any notice, communication, request, reply, or advice, hereinafter severally and collectively called "notice," in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and may be given or be served by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by delivering the same in person to an officer of such party, or by sending the same via facsimile transmission with the original deposited in the United States mail in the manner herein above described. Notice given in the manner herein above described shall be effective only if an when received by the parties to be notified. For purposes of notice the addresses of the parties shall, until changed as hereinafter provided, be as follows:

      (1)  If to Navidec:

     Ralph Armijo, President
     Navidec, Inc.
     14 Inverness Drive East
     Suite F-116
     Englewood, CO 80112
     Fax: (303) 790-8845
     Phone: (303) 790-7565

     with a copy to:

     Roger V. Davidson, Esq.
     Cohen Brame & Smith Professional Corporation
     1700 Lincoln Street, Suite 1800
     Denver, Colorado 80203
     Fax: (303) 894-0475
     Phone: (303) 837-8800

      (2)  If to TouchSource:

     Michael Franklin, President
     TouchSource, Inc.
     1300 Plaza Court North
     Lafayette, Colorado 80026
     Fax: (303) 604-6838
     Phone: (303) 604-6840

     with a copy to:

     Scott Cully, Esq.
     Berg and McMurry, P.C.
     1881 Ninth Street
     Boulder, Colorado 80302
     Fax: (303) 447-3000
     Phone: (303) 447-3333

          or at such other addresses as any party may have advised the others in writing.

Section 8.5 Paragraph and Other Headings. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.6 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect other provisions of this Agreement, but this Agreement shall be constructed as if such invalid, illegal, or unenforceable provisions had never been contained therein.

Section 8.7 Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of Colorado.

Section 8.8 Attorney Fees. If any action at law or inequity, including an action declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the other party, which fees may be set by the court in the trial of such on or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

Section 8.9 Counterparts. This Agreement and all other copies of this Agreement insofar as they relate to the rights, duties, and remedies of parties, shall be deemed to be one agreement. This Agreement may be executed concurrently in one or more counterparts by facsimile, each which shall be deemed an original, but all which together shall constitute one and the same instrument.

Section 8.10 Integrated Agreement. This Agreement constitutes the entire agreement between the parties hereto, and there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth herein or herein provided for.

          [Remainder of page intentionally left blank]



     IN WITNESS WHEREOF, this Agreement and Plan of Acquisition has been executed the day and year set forth above.

     NAVIDEC, INC.


       By:__/s/Ralph Armijo______________
          Ralph Armijo, President

      Attest:____________________________________
          Its:____________________________________


     TOUCHSOURCE, INC.


       By:____/s/ Michael Franklin____________
     Michael Franklin, President

      Attest:____________________________________
          Its:____________________________________


     TOUCHSOURCE, INC. SHAREHOLDERS


     __/s/ Michael Franklin_________________________
     Michael Franklin

     __/s/ Edith Franklin___________________________
     Edith Franklin

     __/s/ Eliazbeth Stakenborg_____________________
     Elizabeth Stakenborg

     __/s/ Tim Ives_________________________________
     Mr. Tim Ives

     __/s/ Adrienne Ives____________________________
     Ms. Adrienne Ives

     __/s/ Robert Christiansen_______________________
     Robert Christiansen

     __/s/ Sahl Kharaka_____________________________
     Mr. Sahl Kharaka

     __/s/ Lynette Prosser__________________________
     Ms. Lynette Prosser

     __/s/ Becky Schneider__________________________
     Ms. Becky Schneider

     __/s/_Erin _Huffaker_________________________
     Erin Huffaker

     __/s/_Alan Greene___________________________
     Alan Greene